Exhibit 99


                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of November 19, 2003, between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch Ratings (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of November 1, 2003 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Midland Loan Services Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Bear, Stearns & Co Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of November 13, 2003 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Registered Certificates") through Banc of America, as placement agent thereof, pursuant to a private placement agency agreement dated as of November 13, 2003 (the "Placement Agreement"), between Banc of America and BACM. The Registered Certificates are more fully described in the prospectus dated November 13, 2003 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated November 13, 2003 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the three private placement memoranda each dated November 13, 2003 (the "Memoranda"), as each may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of November 13, 2003 (the "Indemnification Agreement"), among the Seller, the Purchaser and the Underwriters.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on or about November 19, 2003 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Commencement Date, and all other recoveries of principal and interest collected thereon after the Commencement Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Commencement Date and collected after the Commencement Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File (as defined in Section 2(e)) with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or, in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) asset summaries delivered to the Rating Agencies, originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) The Seller shall in connection with the interest of a related Mortgagor under a Ground Lease, in each case at its own expense, promptly (and in any event within 45 days of the Closing Date) notify the related ground lessor (with a copy of such notice to the Master Servicer) of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Trustee.

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (including the BW Subordinate Components and in the case of the Hines Sumitomo A/B Mortgage Loan, the Hines Sumitomo Senior Note A-1 and the Hines Sumitomo Note B Loan only) (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (except in the case of the BW Component Mortgage Loan, the Hines Sumitomo Note B Loan or the Hines Sumitomo) Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Commencement Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      It is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) If the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of November 1, 2004, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) If (i) any Mortgage Loan is required to be repurchased as provided in Section 4(c) above, (ii) such Mortgage Loan is a Cross-Collateralized Mortgage Loan that is a part of a Cross-Collateralized Group and (iii) the applicable Breach or Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in such Cross-Collateralized Group (without regard to this paragraph), then the applicable Material Breach or Material Document Defect, as the case may be, will be deemed to constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in the Cross-Collateralized Group for purposes of the above provisions, and the Seller will be required to repurchase such other Cross-Collateralized Mortgage Loan(s) in the related Cross-Collateralized Group in accordance with the provisions of this Section 4.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Placement Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser and the Underwriters, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memoranda respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memoranda stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention:
David Gertner, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: Stephen Hogue, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Commencement
Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Forum Indemnification Obligation

      With respect to each of Loan Nos. 57126 and 57127 (each, a "Forum Loan" and together, the "Forum Loans"), Bank of America agrees as follows:

            (a) In the event that:

            (i) the Borrower under the Forum Loans fails to maintain the related property as required under the provisions of the related Mortgage Loan documents, including without limitation, under Subsections 5.2 and 5.3 of the applicable loan agreement; and

            (ii) such failure relates solely to the repairs and maintenance obligations contemplated under Section 2(c), (the "Section 2(c) Repairs" of that certain Payment and Indemnification Agreement, dated as of December 27, 2002 (the "Payment and Indemnification Agreement", by and between S.A. Development Company, L.P. ("Borrower Predecessor") and Kimco Forum at Olympia, L.P. ("KFO"), the payment and performance of which, among other things, have guaranteed by Kimco Developers, Inc. ("Kimco") pursuant to that certain Guaranty (the "Guaranty"), dated as of December 27, 2002, by Kimco in favor of Borrower Predecessor, which Payment and Indemnification Agreement and Guaranty have been conveyed to the Borrower under the Forum Loans and subsequently collaterally assigned to Bank of America in connection with the origination of the Forum Loan; and

            (iii) either (A) KFO and KIMCO have collectively failed to make such
      Section 2(c) Repairs as required under the Payment and Indemnification Agreement and Guaranty or (B) KFO and Kimco are no longer required to make or cause to be made the Section 2(c) Repairs;

all occur, then, upon written request to Bank of America for reimbursement, Bank of America shall reimburse the Special Servicer or other Person designated by the Directing Certificateholder for the reasonable costs incurred, if any, by such party in the making or causing to be made of Section 2(c) Repairs to the extent Section 2(c) Repairs are necessary to keep the property in good and safe condition and repair. Each request for reimbursement shall (i) include copies of invoices for all items or materials purchased and all labor or services provided and (ii) specify (A) the amount or the reimbursement requested, and (B) the
Section 2(c) Repairs for which the reimbursement is requested.

            (b) Bank of America further agrees to defend, indemnify and hold harmless the Directing Certificateholder and the Special Servicer or other Person designated by the Directing Certificateholder as described above from and against any and all actions, suits or proceedings, claims, judgments, liabilities, losses, deficiencies, damages, additional trust fund expenses including special servicing fees, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) of every kind and nature brought, asserted or awarded against, or paid, incurred or suffered by the Directing Certificateholder or such Person, arising out of or resulting from the Section 2(c) Repairs (collectively, the "Repair Claims"), except for Repair Claims resulting from the negligence or willful misconduct of the Directing Certificateholder, Special Servicer or such designated Person.

            (c) The following limitations shall apply notwithstanding anything to the contrary in this Section 20 or elsewhere:

            (i) The obligations of Bank of America under this Section 20 are for payment only and not performance. Without limiting the generality of the foregoing, it is understood that in no event shall Bank of America be obligated actually to make or cause to be made any Section 2(c) Repairs, or to ensure in any way the quality, adequacy or other characteristics of any Section 2(c) Repairs.

            (ii) In no event shall Bank of America be obligated to pay any amount under this Section 20 to the extent that the aggregate of amounts paid by Bank of America pursuant to this Section 20 would exceed $3,147,818, in the case of Loan No. 57126, and $2,710,897, in the case of Loan No. 57127.

            (iii) The obligations of Bank of America under this Section 20 shall terminate with respect to each Forum Loan upon the earlier to occur of (x) the defeasance, prepayment or repayment of such Forum Loan in full by the Borrower pursuant to the terms of the applicable Loan Agreement and (y) Bank of America's delivery of an engineering report prepared by a licensed engineer, which report shall be reasonably acceptable to the Directing Certificateholder and the Special Servicer, stating that the Section 2(c) Repairs with respect to the related property have been completed or are no longer necessary to keep the property in good and safe condition and repair (such engineering report may be a single report covering both properties).

            SECTION 21. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, N.A.

                                       By: /s/ Stephen Hogue
                                          --------------------------------------
                                          Name:  Stephen Hogue
                                          Title: Principal

                                       BANC OF AMERICA COMMERCIAL
                                       MORTGAGE INC.

                                       By: /s/ Manish Parwani
                                          --------------------------------------
                                          Name:  Manish Parwani
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


===================================================================================================================================

 Sequence      Loan
  Number       Number          Property Name                           Street Address                    City               State
===================================================================================================================================
    1          57568      Harrison Park Apartments                 350 N. Harrison Road                 Tucson                AZ
-----------------------------------------------------------------------------------------------------------------------------------

    2          57566      Suntree Village Apartments               8851 N. Oracle Road                  Oro Valley            AZ
-----------------------------------------------------------------------------------------------------------------------------------

    3          57612      Cypress Creek Apartments                 5603 Cypress Creek Drive             Hyattsville           MD
-----------------------------------------------------------------------------------------------------------------------------------

    4          57567      Bear Canyon Apartments                   9055 East Catalina Highway           Tucson                AZ
-----------------------------------------------------------------------------------------------------------------------------------

    5          57569      La Reserve Villas                        10700 N. La Reserve Drive            Oro Valley            AZ
-----------------------------------------------------------------------------------------------------------------------------------

    6          57465      Regal Parc Apartments                    2414 North MacArthur Blvd.           Irving                TX
-----------------------------------------------------------------------------------------------------------------------------------

    7          57420      Villas on Guadalupe                      2810 Hemphill Park                   Austin                TX
-----------------------------------------------------------------------------------------------------------------------------------

    8          56698      Silver Creek Apartments                  6850 Sharlands Avenue                Reno                  NV
-----------------------------------------------------------------------------------------------------------------------------------

    9          57470      The Quarters at CityPlace                2403 North Washington Avenue         Dallas                TX
-----------------------------------------------------------------------------------------------------------------------------------

   10          57418      WildOak Apartments                       7987 Northeast Flintlock Road        Kansas City           MO
-----------------------------------------------------------------------------------------------------------------------------------
                          UDR Portfolio - Escalante
   11          52708      Apartments I & II                        1440 West Bitters Road               San Antonio           TX
-----------------------------------------------------------------------------------------------------------------------------------

   12          57485      Sterling University Ridge                350 Wedgewood Drive                  Morgantown            WV
-----------------------------------------------------------------------------------------------------------------------------------

   13          57482      Sterling University Manor                3535 East 10th Street                Greenville            NC
-----------------------------------------------------------------------------------------------------------------------------------

   14          57525      Parkview Apartments                      64-175 Park View Drive               Pawtucket             RI
-----------------------------------------------------------------------------------------------------------------------------------

   15          57295      Woodland Heights                         95 Powers Street                     Milford               NH
-----------------------------------------------------------------------------------------------------------------------------------

   16          57288      Creekwood Apartments - Phase I           22304-22320 City Center Drive        Hayward               CA
-----------------------------------------------------------------------------------------------------------------------------------

   17          57484      Sterling University Plains               4912 Mortensen Road                  Ames                  IA
-----------------------------------------------------------------------------------------------------------------------------------

   18          57486      Sterling University Riverside            215 Spencer Place                    Cayce                 SC
-----------------------------------------------------------------------------------------------------------------------------------

   19          57481      Sterling University Lodge                2024 Binford Street                  Laramie               WY
-----------------------------------------------------------------------------------------------------------------------------------

   20          57479      Sterling University Enclave              706 Napoleon Road                    Bowling Green         OH
-----------------------------------------------------------------------------------------------------------------------------------

   21          57503      Pebble Creek Apartments                  360 N Pebble Creek Terrace           Mustang               OK
-----------------------------------------------------------------------------------------------------------------------------------

   22          57483      Sterling University Mills                2124 West 27th Street                Cedar Falls           IA
-----------------------------------------------------------------------------------------------------------------------------------

   23           5432      Desert Tree Apartments                   9300 Montana Avenue                  El Paso               TX
-----------------------------------------------------------------------------------------------------------------------------------

   24          57162      Woodbend Apartments                      7040 Archibald Avenue                Rancho Cucamonga      CA
-----------------------------------------------------------------------------------------------------------------------------------

   25          57501      Deerbrook Apartments                     703 Grathwol Drive                   Wilmington            NC
-----------------------------------------------------------------------------------------------------------------------------------

   26          57522      Courtyard Apartments                     2012 West Ash Street                 Columbia              MO
-----------------------------------------------------------------------------------------------------------------------------------

   27          55829      Harbour Landing Apartments               7625 Garners Ferry Road              Columbia              SC
-----------------------------------------------------------------------------------------------------------------------------------

   28           6212      Mitchells Park Apartments                1119 Medlin Street                   Smyrna                GA
-----------------------------------------------------------------------------------------------------------------------------------

   29          56991      Village at Crossgates Apartments         330 Cross Park Drive                 Pearl                 MS
-----------------------------------------------------------------------------------------------------------------------------------

   30          57397      Burgundy Hills Apartments                1800 Bordeaux Boulevard              Burlington            KY
-----------------------------------------------------------------------------------------------------------------------------------

   31          55818      Governours Place Apartments              3300 Union Deposit Road              Harrisburg            PA
-----------------------------------------------------------------------------------------------------------------------------------

   32          57437      Fountain Place Apartments                2155 Fontebranda Loop                Casselberry           FL
-----------------------------------------------------------------------------------------------------------------------------------

   33           5705      Cedar Creek Apartments                   4233 Cedar Creek Circle              Montgomery            AL
-----------------------------------------------------------------------------------------------------------------------------------

   34          57343      Pages Place Apartments                   1900 North 200 West                  Bountiful             UT
-----------------------------------------------------------------------------------------------------------------------------------

   35          57217      Berendo Villa Apartments                 225 South Berendo Street             Los Angeles           CA
-----------------------------------------------------------------------------------------------------------------------------------

   36           6692      Palm Court Apartments                    4410 North Longview Avenue           Phoenix               AZ
-----------------------------------------------------------------------------------------------------------------------------------

   37           6097      Union Avenue Apartments                  46-90 Union Avenue                   Campbell              CA
-----------------------------------------------------------------------------------------------------------------------------------

   38          57578      Newgate Mall                             2000 Newgate Mall                    Ogden                 UT
-----------------------------------------------------------------------------------------------------------------------------------

   39          57126      Forum I at Olympia Parkway               8230 Agora Parkway                   Selma (San Antonio)   TX
-----------------------------------------------------------------------------------------------------------------------------------

   40          56885      Gravois Bluffs East (Phase III)          653 - 691 Gravois Bluffs Blvd        Fenton                MO
-----------------------------------------------------------------------------------------------------------------------------------

   41          57127      Forum II at Olympia Parkway              8230 Agora Parkway                   Selma (San Antonio)   TX
-----------------------------------------------------------------------------------------------------------------------------------

   42          57394      Parkway Village Shopping Center          2255 North University Parkway,       Provo                 UT
-----------------------------------------------------------------------------------------------------------------------------------

   43          52860      The Commons at Royal Palm                511 North State Road 7               Royal Palm Beach      FL
-----------------------------------------------------------------------------------------------------------------------------------

   44           5327      Merchants Walk Shopping Center           7205 West Broad Street               Richmond              VA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   558, 560, 562 and 572 Castle
   45          56679      Castle Pines Marketplace                 Pines Parkway                        Castle Rock           CO
-----------------------------------------------------------------------------------------------------------------------------------

   46          56247      Northridge Shopping Center               4010 East 53rd Street                Davenport             IA
-----------------------------------------------------------------------------------------------------------------------------------

   47          57106      Arden Plaza Shopping Center              4301-4399 Arden Way                  Sacramento            CA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   39450-39900 West Fourteen
   48          56980      Newberry Square Shopping Center          Mile Road                            Commerce Township     MI
-----------------------------------------------------------------------------------------------------------------------------------

   49           6211      Country Aire Plaza                       131 South Weber Road                 Bolingbrook           IL
-----------------------------------------------------------------------------------------------------------------------------------

   50          56740      Main Street Plaza                        1223 - 1265 Main Street              Mesa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   1051-1099 South Green
   51          57039      Pajaro Hills Shopping Center             Valley Road                          Watsonville           CA
-----------------------------------------------------------------------------------------------------------------------------------

   52           5073      Heritage Tops-Madison                    6585-6601 North Ridge Road           Madison               OH
-----------------------------------------------------------------------------------------------------------------------------------

   53          56989      Sam's Club - Corona                      1375 East Ontario Avenue             Corona                CA
-----------------------------------------------------------------------------------------------------------------------------------

   54          57321      Walgreens - Van Nuys, CA                 5224 Coldwater Canyon Avenue         Van Nuys              CA
-----------------------------------------------------------------------------------------------------------------------------------

   55          57059      French Mountain Commons                  1439 State Route 9                   Lake George           NY
-----------------------------------------------------------------------------------------------------------------------------------

   56          57122      The Lakes Shopping Center                2601 Oakdale Road                    Modesto               CA
-----------------------------------------------------------------------------------------------------------------------------------

   57          57259      The Exchange Block Building              13-31 East Colorado Boulevard        Pasadena              CA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   1000, 1020, 1030 and 1100 W.
   58          57152      Cooper Street Commons                    Arkansas Lane                        Arlington             TX
-----------------------------------------------------------------------------------------------------------------------------------

   59          57155      Goldenrod Groves Shopping Center         4270 Aloma Avenue                    Winter Park           FL
-----------------------------------------------------------------------------------------------------------------------------------

   60          56938      Westside Village Shopping Center         7707 and 7711 South Raeford Road     Fayetteville          NC
-----------------------------------------------------------------------------------------------------------------------------------

   61          57324      Walgreens - Seattle, WA                  500 15th Avenue East                 Seattle               WA
-----------------------------------------------------------------------------------------------------------------------------------

   62          57417      Walgreens - Waterford, MI                4400 Highland Road                   Waterford             MI
-----------------------------------------------------------------------------------------------------------------------------------

   63          57323      Walgreens - Lakewood, CA                 5829 Lakewood Boulevard              Lakewood              CA
-----------------------------------------------------------------------------------------------------------------------------------
                          Cambridge Crossing Shopping
   64          56937      Center                                   61221 Southgate Parkway              Cambridge             OH
-----------------------------------------------------------------------------------------------------------------------------------

   65          57260      Walgreens - South Everett, WA            11216 4th Avenue West                Everett               WA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   4008 Winter Garden -
   66          57336      Winn Dixie - Winter Garden, FL           Vineland Road                        Winter Garden         FL
-----------------------------------------------------------------------------------------------------------------------------------

   67          57419      CVS - Pawtucket, RI                      835 Newport Avenue                   Pawtucket             RI
-----------------------------------------------------------------------------------------------------------------------------------

   68          57154      CompUSA Retail Center                    12125 and 12131 Jefferson Avenue     Newport News          VA
-----------------------------------------------------------------------------------------------------------------------------------

   69          56966      Wharton Square Plaza                     1937-2101 Wharton Street             Pittsburgh            PA
-----------------------------------------------------------------------------------------------------------------------------------
                          Walgreens - Memphis (Summer
   70          56959      & Perkins)                               4625 Summer Avenue                   Memphis               TN
-----------------------------------------------------------------------------------------------------------------------------------

   71          57320      911 North Buffalo Building               911 North Buffalo                    Las Vegas             NV
-----------------------------------------------------------------------------------------------------------------------------------

   72          57361      Walgreens - Austin, TX                   3921 Parmer Lane                     Austin                TX
-----------------------------------------------------------------------------------------------------------------------------------

   73           6164      Memorial Plaza                           3226 - 3518 Kohler Memorial Drive    Sheboygan             WI
-----------------------------------------------------------------------------------------------------------------------------------

   74           2510      Mountain Meadows Plaza                   4213-4271 Tierra Rejada Road         Moorpark              CA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   4509-4577 Kirkwood Highway,
   75           6146      Millcreek SC-DE Portfolio                2367-2371 Limestone Road             Wilmington            DE
-----------------------------------------------------------------------------------------------------------------------------------

   76           2221      Building 9 - Crossroads                  2338-2356 South Bradley Road         Santa Maria           CA
-----------------------------------------------------------------------------------------------------------------------------------

   77          56953      North Ridge Market Place                 135 Market Place Drive               North Augusta         SC
-----------------------------------------------------------------------------------------------------------------------------------

   78          57395      Barnes & Noble                           7900 Mentor Avenue                   Mentor                OH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   205, 209, 213 South
   79          57203      Horizon Place Shopping Center            Stephanie Street                     Henderson             NV
-----------------------------------------------------------------------------------------------------------------------------------

   80          56988      Centura Emporium                         1351 East Kearns Boulevard           Park City             UT
-----------------------------------------------------------------------------------------------------------------------------------

   81          57150      Village Corners II Shopping Center       4679 Highway 121                     The Colony            TX
-----------------------------------------------------------------------------------------------------------------------------------

   82           6537      Golden Ring Centre                       6417, 6419, 6421 Petrie Way          Rosedale              MD
-----------------------------------------------------------------------------------------------------------------------------------

   83           6387      Kirkland Square                          255 Central Way                      Kirkland              WA
-----------------------------------------------------------------------------------------------------------------------------------

   84          57322      Walgreens - Dover, Toms River, NJ        2479 Church Road                     Toms River            NJ
-----------------------------------------------------------------------------------------------------------------------------------

   85           6948      Winn Dixie Jacksonville                  815 Pelham Road South                Jacksonville          AL
-----------------------------------------------------------------------------------------------------------------------------------

   86           6275      Shops at Limestone-DE Portfolio          5325-5349 Limestone Road             Wilmington            DE
-----------------------------------------------------------------------------------------------------------------------------------

   87           6277      Rockford Shops-DE Portfolio              1400-1420 North DuPont Street        Wilmington            DE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Hines-Sumitomo Life Office
  88.1         57365      Portfolio - 425 Lexington Avenue         425 Lexington Avenue                 New York              NY
-----------------------------------------------------------------------------------------------------------------------------------
                          Hines-Sumitomo Life Office
  88.2         57365      Portfolio - 499 Park Avenue              499 Park Avenue                      New York              NY
-----------------------------------------------------------------------------------------------------------------------------------
                          Hines-Sumitomo Life Office
  88.3         57365      Portfolio - 1200 19th Street             1200 19th Street, N.W.               Washington            DC
-----------------------------------------------------------------------------------------------------------------------------------
                          Hines-Sumitomo Life Office
   88          57365      Portfolio (Roll-Up)                      Various                              Various             Various
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

   89          57442      1328 Broadway                            1328 Broadway                        New York              NY
-----------------------------------------------------------------------------------------------------------------------------------

   90          57327      The Colonnade Office Building            2333 Ponce de Leon Boulevard         Coral Gables          FL
-----------------------------------------------------------------------------------------------------------------------------------

   91          57296      4501 North Fairfax Office Building       4501 North Fairfax Drive             Arlington             VA
-----------------------------------------------------------------------------------------------------------------------------------

   92          57189      KPMG Centre                              717 North Harwood Street             Dallas                TX
-----------------------------------------------------------------------------------------------------------------------------------

   93          57384      477 Madison Avenue                       477 Madison Avenue                   New York              NY
-----------------------------------------------------------------------------------------------------------------------------------

   94          57379      The Brill Building                       1619 Broadway                        New York              NY
-----------------------------------------------------------------------------------------------------------------------------------

   95          57229      48 West 48th Street                      48 West 48th Street                  New York              NY
-----------------------------------------------------------------------------------------------------------------------------------

   96          57398      1101 Connecticut Avenue                  1101 Connecticut Avenue              Washington            DC
-----------------------------------------------------------------------------------------------------------------------------------

   97          57366      International Floral Design Center       2100 Stemmons Freeway                Dallas                TX
-----------------------------------------------------------------------------------------------------------------------------------
                          29 East Madison Street - The
   98          57135      Heyworth Building                        29 East Madison Street               Chicago               IL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   1090, 1100 and 1122 Coney Island
   99          57136      Coney Island Avenue Office               Avenue                               Brooklyn              NY
-----------------------------------------------------------------------------------------------------------------------------------

   100         56526      Coral Springs Trade Center               2800-2920 University Drive           Coral Springs         FL
-----------------------------------------------------------------------------------------------------------------------------------
                          Prosperity Medical
   101         57232      Park - Building A                        8505 Arlington Boulevard             Fairfax               VA
-----------------------------------------------------------------------------------------------------------------------------------

   102         57439      Trinity Centre IV                        5875 Trinity Parkway                 Centreville           VA
-----------------------------------------------------------------------------------------------------------------------------------

   103         57363      Escondido Medical Arts Center            225 East Second Avenue               Escondido             CA
-----------------------------------------------------------------------------------------------------------------------------------

   104         53149      130 So. Jefferson Street                 130 South Jefferson Street           Chicago               IL
-----------------------------------------------------------------------------------------------------------------------------------

   105         57093      Merrill Lynch Building                   3775 Via Nona Marie                  Carmel                CA
-----------------------------------------------------------------------------------------------------------------------------------

   106         56327      Rancho Temecula Center                   27713-25 Jefferson Avenue            Temecula              CA
-----------------------------------------------------------------------------------------------------------------------------------

   107          6352      Fifth Avenue Office                      3500 Fifth Avenue                    San Diego             CA
-----------------------------------------------------------------------------------------------------------------------------------

   108          6286      Northbrook Office Court                  666 Dundee Road                      Northbrook            IL
-----------------------------------------------------------------------------------------------------------------------------------

   109         57435      Mountain Center                          33 Sicomac Road                      North Haledon         NJ
-----------------------------------------------------------------------------------------------------------------------------------

   110          6010      Harbor Place Professional Center         1107 West Marion Avenue              Punta Gorda           FL
-----------------------------------------------------------------------------------------------------------------------------------
                          Nestle Distribution Center -
   111         57430      DeKalb, IL                               800 Nestle Court                     Dekalb                IL
-----------------------------------------------------------------------------------------------------------------------------------
                          Nestle Distribution Center -
   112         57428      McDonough, GA                            1 Nestle Court                       McDonough             GA
-----------------------------------------------------------------------------------------------------------------------------------
                          Jones Apparel Group Distribution
   113         57208      Warehouse                                170 Butts Street                     South Hill            VA
-----------------------------------------------------------------------------------------------------------------------------------

   114         57362      FedEx Freight Service Facility           3255-3425 Victor Street              Santa Clara           CA
-----------------------------------------------------------------------------------------------------------------------------------

   115         57277      McGraw-Hill Distribution Building        7500 Chavenelle Drive                Dubuque               IA
-----------------------------------------------------------------------------------------------------------------------------------

   116          6015      Snap On Tools Building                   4660 Diplomacy Road                  Forth Worth           TX
-----------------------------------------------------------------------------------------------------------------------------------
                          Sterling Estates Manufactured
   117         57312      Home Community                           9300 West 79th Street                Justice               IL
-----------------------------------------------------------------------------------------------------------------------------------
                          Skyline Village Manufactured
   118         57455      Home Community                           7510 Concord Blvd.                   Inver Grove Heights   MN
-----------------------------------------------------------------------------------------------------------------------------------

   119         57310      Gem Suburban MHP                         4650 South Main Street               Rockford              IL
-----------------------------------------------------------------------------------------------------------------------------------
                          Madison Heights Estates
   120         57456      Manufactured Home Community              26131 Dequindre Road                 Madison Heights       MI
-----------------------------------------------------------------------------------------------------------------------------------

   121          6349      Buckhead Farm MHC                        2890 Hacienda Drive                  Fayetteville          NC
-----------------------------------------------------------------------------------------------------------------------------------

   122          6365      Meadows MHC                              1563 Lansing Road                    Charlotte             MI
-----------------------------------------------------------------------------------------------------------------------------------

   123          6642      Rustic Pines                             17748 Rock Creek Road                Thompson              OH
-----------------------------------------------------------------------------------------------------------------------------------

   124          6223      Ashbury Ridge MHC                        47 Ashbury Ridge Drive               Mooresville           IN
-----------------------------------------------------------------------------------------------------------------------------------

   125          6630      Victoria Village MHC                     101 A Street                         Concord               CA
-----------------------------------------------------------------------------------------------------------------------------------

   126          6814      Palm Gardens MHC                         3401 West Business Highway 83        Harlingen             TX
-----------------------------------------------------------------------------------------------------------------------------------

   127         57258      StorageMart Facility #1510               115 Park Avenue                      Basalt                CO
-----------------------------------------------------------------------------------------------------------------------------------

   128         57251      StorageMart Facility #506                6401 Third Street, Stock Island      Stock Island          FL
-----------------------------------------------------------------------------------------------------------------------------------

   129         57253      StorageMart Facility #711                3985 Atlanta Highway                 Bogart                GA
-----------------------------------------------------------------------------------------------------------------------------------

   130         57252      StorageMart Facility #516                1200 US Highway 1                    Big Coppitt Key       FL
-----------------------------------------------------------------------------------------------------------------------------------

   131         57254      StorageMart Facility #715                1891 N. Columbia Street              Milledgeville         GA
-----------------------------------------------------------------------------------------------------------------------------------

   132         57255      StorageMart Facility #1202               1515 Church Street                   Lake Charles          LA
-----------------------------------------------------------------------------------------------------------------------------------

   133         57245      StorageMart Facility #105                2407 Rangeline Street                Columbia              MO
-----------------------------------------------------------------------------------------------------------------------------------

   134         57249      StorageMart Facility #112                4000 S. Providence Road              Columbia              MO
-----------------------------------------------------------------------------------------------------------------------------------

   135         57257      StorageMart Facility #1302               750 Winchester Road                  Lexington             KY
-----------------------------------------------------------------------------------------------------------------------------------

   136         57256      StorageMart Facility #1301               1601 Twilight Trail                  Frankfort             KY
-----------------------------------------------------------------------------------------------------------------------------------

   137         57246      StorageMart Facility #106                2310 Paris Road                      Columbia              MO
-----------------------------------------------------------------------------------------------------------------------------------

   138         57247      StorageMart Facility #107                2420 St. Mary's Boulevard            Jefferson City        MO
-----------------------------------------------------------------------------------------------------------------------------------

   139         57250      StorageMart Facility #113                3500 I-70 Drive, S.E.                Columbia              MO
-----------------------------------------------------------------------------------------------------------------------------------

   140         57248      StorageMart Facility #108                1723 E. Florida                      Springfield           MO
-----------------------------------------------------------------------------------------------------------------------------------

   141         57305      Budget Mini-Storage                      18400 SW 57th Avenue                 Hialeah (Miami)       FL
-----------------------------------------------------------------------------------------------------------------------------------

   142          6328      Olde Naples Self Storage South           275 Goodlette Road                   Naples                FL
-----------------------------------------------------------------------------------------------------------------------------------

   143         57351      The Store Room (formerly Village
                          Storage Center)                          4401 Village Boulevard               West Palm Beach       FL
-----------------------------------------------------------------------------------------------------------------------------------

   144         57281      Budget Self Storage                      1350 North First Street              Garland               TX
-----------------------------------------------------------------------------------------------------------------------------------

   145          6169      Fort Apache Self Storage                 9345 West Flamingo Road              Las Vegas             NV
-----------------------------------------------------------------------------------------------------------------------------------

   146         57283      I-35 Self Storage - Denton               201 North I-35 East                  Denton                TX
-----------------------------------------------------------------------------------------------------------------------------------

   147          6463      Shamrock Self Storage                    2741 Meriam Lane                     Kansas City           KS
-----------------------------------------------------------------------------------------------------------------------------------

   148         57282      I-35 Self Storage - Lewisville           1236 Texas Street                    Lewisville            TX
-----------------------------------------------------------------------------------------------------------------------------------

   149         57244      Hilton Garden Inn                        11695 Medlock Bridge Road            Duluth                GA
-----------------------------------------------------------------------------------------------------------------------------------
                          Hawthorn Suites Riverwalk-San
   150         53631      Antonio, TX                              830 North St. Mary's Street          San Antonio           TX
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
               57365      Hines-Sumitomo Life Office
                          Portfolio (B-note)                       Various                              Various             Various
===================================================================================================================================


===================================================================================================================================
                                                                                                        Remaining
                                                                                                      Term To Stated     Stated
 Sequence                    Mortgage Rate      Amortization                                             Maturity       Maturity
  Number       Zip Code           (%)               Basis       Original Balance      Cut-off Balance    (months)         Date
===================================================================================================================================
    1           85748            5.285%            ACT/360        18,550,000.00        18,550,000.00        83          09/01/10
-----------------------------------------------------------------------------------------------------------------------------------

    2           85737            5.285%            ACT/360        17,700,000.00        17,700,000.00        83          09/01/10
-----------------------------------------------------------------------------------------------------------------------------------

    3           20782            5.580%            ACT/360        35,000,000.00        35,000,000.00       180          10/01/18
-----------------------------------------------------------------------------------------------------------------------------------

    4           85749            5.285%            ACT/360        14,550,000.00        14,550,000.00        83          09/01/10
-----------------------------------------------------------------------------------------------------------------------------------

    5           85737            5.285%            ACT/360        12,200,000.00        12,200,000.00        83          09/01/10
-----------------------------------------------------------------------------------------------------------------------------------

    6           75062            5.690%            ACT/360        23,500,000.00        23,500,000.00        83          09/01/10
-----------------------------------------------------------------------------------------------------------------------------------

    7           78705            6.360%            ACT/360        23,000,000.00        23,000,000.00       180          10/01/18
-----------------------------------------------------------------------------------------------------------------------------------

    8           89523            5.800%            ACT/360        22,960,000.00        22,960,000.00       120          10/01/13
-----------------------------------------------------------------------------------------------------------------------------------

    9           75204            4.880%            ACT/360        20,800,000.00        20,751,623.54       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   10           64158            4.681%            ACT/360        19,797,000.00        19,797,000.00        82          08/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   11           78248            6.150%            ACT/360        18,341,122.00        18,341,122.00       108          10/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   12           26505            4.920%            ACT/360        16,000,000.00        16,000,000.00       130          08/01/14
-----------------------------------------------------------------------------------------------------------------------------------

   13           27858            4.920%            ACT/360        15,280,000.00        15,280,000.00       130          08/01/14
-----------------------------------------------------------------------------------------------------------------------------------

   14           02861            4.830%            ACT/360        13,360,000.00        13,360,000.00        59          09/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   15           03055            4.240%            ACT/360        12,625,000.00        12,557,912.62        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   16           94541            4.700%            ACT/360        12,000,000.00        11,971,040.05       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   17           50014            4.920%            ACT/360        11,600,000.00        11,600,000.00       130          08/01/14
-----------------------------------------------------------------------------------------------------------------------------------

   18           29033            4.920%            ACT/360        11,200,000.00        11,200,000.00       130          08/01/14
-----------------------------------------------------------------------------------------------------------------------------------

   19           82072            4.920%            ACT/360        11,160,000.00        11,160,000.00       130          08/01/14
-----------------------------------------------------------------------------------------------------------------------------------

   20           43402            4.920%            ACT/360        10,480,000.00        10,480,000.00       130          08/01/14
-----------------------------------------------------------------------------------------------------------------------------------

   21           73064            5.200%            ACT/360         9,600,000.00         9,600,000.00        84          10/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   22           50613            4.920%            ACT/360         9,440,000.00         9,440,000.00       130          08/01/14
-----------------------------------------------------------------------------------------------------------------------------------

   23           79925            6.085%            ACT/360         7,950,000.00         7,942,213.54       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   24           91701            5.200%            ACT/360         7,500,000.00         7,476,016.66       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   25           28405            5.410%            ACT/360         7,016,000.00         7,016,000.00       180          10/01/18
-----------------------------------------------------------------------------------------------------------------------------------

   26           65203            5.160%            ACT/360         6,900,000.00         6,900,000.00       120          10/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   27           29209            4.750%            ACT/360         6,398,831.00         6,398,831.00       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   28           30080            5.173%            ACT/360         5,550,000.00         5,537,857.05       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   29           39208            5.620%            ACT/360         5,000,000.00         4,980,017.39       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   30           41005            4.970%            ACT/360         4,700,000.00         4,700,000.00       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   31           17109            6.990%            ACT/360         3,744,514.00         3,744,514.00        96          10/01/11
-----------------------------------------------------------------------------------------------------------------------------------

   32           32730            5.670%            ACT/360         3,680,000.00         3,680,000.00       120          10/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   33           36106            5.500%            ACT/360         3,500,000.00         3,489,530.69       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   34           84010            5.400%            ACT/360         3,300,000.00         3,285,270.56       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   35           90004            5.540%            ACT/360         1,953,000.00         1,949,048.88       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   36           85014            6.018%            ACT/360         1,792,000.00         1,788,736.53       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   37           95008            5.450%            ACT/360         1,575,000.00         1,571,751.21       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   38           84405            4.839%            ACT/360        45,000,000.00        45,000,000.00        84          10/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   39           78154            5.600%            ACT/360        31,700,000.00        31,508,217.94       114          04/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   40           63026            5.830%            ACT/360        30,240,000.00        30,240,000.00       139          05/01/15
-----------------------------------------------------------------------------------------------------------------------------------

   41           78154            5.600%            ACT/360        27,300,000.00        27,134,837.56       114          04/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   42           84604            5.000%            ACT/360        16,100,000.00        16,046,220.83       113          03/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   43           33411            6.877%            ACT/360        14,842,000.00        14,712,444.70       109          11/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   44           23294            6.375%            ACT/360        12,800,000.00        12,788,144.65       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   45           80108            6.170%            ACT/360        11,500,000.00        11,500,000.00       122          12/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   46           52807            6.350%            ACT/360        10,800,000.00        10,694,202.46       109          11/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   47           95864            5.600%            ACT/360         9,000,000.00         8,955,450.22       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   48           48390            5.830%            ACT/360         8,500,000.00         8,451,080.65       114          04/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   49           60490            5.500%            ACT/360         8,188,000.00         8,154,419.04       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   50           85201            6.250%            ACT/360         8,080,000.00         8,007,214.92       110          12/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   51           95076            6.020%            ACT/360         7,800,000.00         7,747,279.91       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   52           44057            5.480%            ACT/360         6,800,000.00         6,779,567.81       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   53           92881            5.870%            ACT/360         5,800,000.00         5,800,000.00       113          03/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   54           91401            5.650%            ACT/360         5,589,800.00         5,567,604.99       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   55           12845            6.410%            ACT/360         5,100,000.00         5,073,977.83       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   56           95355            5.500%            ACT/360         5,000,000.00         4,969,094.61       114          04/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   57           91106            5.830%            ACT/360         5,000,000.00         4,965,060.51       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   58           76013            5.400%            ACT/360         4,950,000.00         4,934,857.37       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   59           32792            4.410%            ACT/360         4,575,000.00         4,575,000.00        78          04/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   60           28304            5.900%            ACT/360         4,550,000.00         4,524,213.12       114          04/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   61           98112            5.650%            ACT/360         4,467,500.00         4,449,761.24       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   62           48328            5.500%            ACT/360         4,387,500.00         4,361,323.44       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   63           90712            5.760%            ACT/360         4,313,000.00         4,308,505.50       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   64           43725            5.900%            ACT/360         4,200,000.00         4,176,196.73       114          04/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   65           98204            5.630%            ACT/360         4,100,000.00         4,079,840.04       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   66           34787            5.900%            ACT/360         4,100,000.00         4,074,281.90       177          07/01/18
-----------------------------------------------------------------------------------------------------------------------------------

   67           02861            5.500%            ACT/360         4,055,000.00         4,038,369.48       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   68           23602            4.410%            ACT/360         4,000,000.00         4,000,000.00        78          04/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   69           15203            5.650%            ACT/360         3,800,000.00         3,777,256.93       114          04/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   70           38122            5.750%            ACT/360         3,350,000.00         3,333,964.25       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   71           89128            5.750%            ACT/360         3,300,000.00         3,281,124.69       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   72           78727            5.500%            ACT/360         3,300,000.00         3,268,594.48       177          07/01/18
-----------------------------------------------------------------------------------------------------------------------------------

   73           53081            5.714%            ACT/360         3,225,000.00         3,206,440.66       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   74           93021            7.970%            ACT/360         3,200,000.00         3,164,820.34       102          04/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   75           19808            5.600%            ACT/360         3,000,000.00         2,991,242.95       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   76           93455            6.000%            ACT/360         3,004,000.00         2,972,300.87       109          11/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   77           29860            5.420%            ACT/360         3,000,000.00         2,966,292.37       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   78           44060            6.520%            ACT/360         2,802,000.00         2,797,450.08       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   79           89012            5.710%            ACT/360         2,800,000.00         2,786,476.08       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   80           84060            6.250%            ACT/360         2,550,000.00         2,534,593.11        77          03/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   81           75056            6.170%            ACT/360         2,525,000.00         2,514,021.24       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   82           21237            5.768%            ACT/360         2,500,000.00         2,492,908.13       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   83           98033            6.471%            ACT/360         2,200,000.00         2,185,594.26       178          08/01/18
-----------------------------------------------------------------------------------------------------------------------------------

   84           08753            5.650%            ACT/360         1,950,000.00         1,942,257.28       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   85           36265            6.265%            ACT/360         1,925,000.00         1,920,962.90       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   86           19808            5.600%            ACT/360         1,500,000.00         1,495,621.46       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   87           19806            5.600%            ACT/360         1,100,000.00         1,096,789.08       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

  88.1          10017
-----------------------------------------------------------------------------------------------------------------------------------

  88.2          10022
-----------------------------------------------------------------------------------------------------------------------------------

  88.3          20036
-----------------------------------------------------------------------------------------------------------------------------------

   88          Various           4.775%            30/360        160,000,000.00       160,000,000.00       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

   89           10001            5.657%            ACT/360        98,800,000.00        98,800,000.00       120          10/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   90           33134            5.530%            ACT/360        38,000,000.00        38,000,000.00       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   91           22203            5.220%            ACT/360        37,500,000.00        37,456,744.86       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   92           75201            4.200%            ACT/360        35,000,000.00        34,812,544.74        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   93           10022            5.000%            ACT/360        30,000,000.00        29,931,940.86       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   94           10019            4.900%            ACT/360        28,000,000.00        28,000,000.00       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   95           10036            5.570%            ACT/360        27,500,000.00        27,388,901.76       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   96           20036            4.630%            ACT/360        23,000,000.00        23,000,000.00        57          07/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   97           75207            5.450%            ACT/360        17,000,000.00        16,966,544.72       107          09/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   98           60602            5.200%            ACT/360        15,000,000.00        14,826,698.51       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   99           11230            5.040%            ACT/360        14,500,000.00        14,398,295.06       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   100          33065            5.800%            ACT/360        14,500,000.00        14,382,606.02       112          02/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   101          22031            5.340%            ACT/360        13,760,000.00        13,687,882.29       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   102          20120            5.310%            ACT/360        13,700,000.00        13,657,241.76       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   103          92025            5.400%            ACT/360         7,800,000.00         7,783,737.32       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   104          60661            5.950%            ACT/360         5,775,000.00         5,737,631.08       113          03/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   105          93923            5.650%            ACT/360         5,500,000.00         5,467,082.40       114          04/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   106          92590            6.000%            ACT/360         4,925,334.00         4,882,789.59        75          01/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   107          92103            6.141%            ACT/360         3,000,000.00         2,997,093.13       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   108          60062            5.350%            ACT/360         3,000,000.00         2,990,866.79       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   109          07508            6.410%            ACT/360         2,555,000.00         2,552,649.55       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   110          33950            5.855%            ACT/360         2,300,000.00         2,291,267.79       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   111          60115            5.940%            ACT/360        39,604,000.00        39,604,000.00       100          02/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   112          30253            5.940%            ACT/360        24,800,000.00        24,800,000.00       100          02/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   113          23970            6.010%            ACT/360        22,000,000.00        21,900,734.59       115          05/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   114          95054            5.450%            ACT/360        16,500,000.00        16,450,086.60       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   115          52002            4.890%            ACT/360         7,400,000.00         7,375,694.33        58          08/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   116          76155            5.300%            ACT/360         3,640,000.00         3,623,470.21       103          05/01/12
-----------------------------------------------------------------------------------------------------------------------------------

   117          60458            4.950%            ACT/360        40,500,000.00        40,500,000.00        79          05/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   118          55076            5.730%            ACT/360        16,082,000.00        16,082,000.00       142          08/01/15
-----------------------------------------------------------------------------------------------------------------------------------

   119          61102            5.410%            ACT/360        14,000,000.00        14,000,000.00       127          05/01/14
-----------------------------------------------------------------------------------------------------------------------------------

   120          48071            5.730%            ACT/360        10,154,000.00        10,154,000.00       142          08/01/15
-----------------------------------------------------------------------------------------------------------------------------------

   121          28306            5.949%            ACT/360         4,025,000.00         4,025,000.00       120          10/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   122          48813            5.650%            ACT/360         2,600,000.00         2,589,676.38       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   123          44086            5.949%            ACT/360         2,510,000.00         2,510,000.00       120          10/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   124          46158            5.652%            ACT/360         2,500,000.00         2,492,775.39       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   125          94520            5.200%            ACT/360         2,100,000.00         2,095,431.45       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   126          78552            5.058%            ACT/360         2,000,000.00         1,997,622.56       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   127          81621            5.120%            ACT/360         4,313,000.00         4,285,594.28        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   128          33040            5.120%            ACT/360         2,750,000.00         2,732,525.91        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   129          30622            5.120%            ACT/360         1,820,000.00         1,808,435.33        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   130          33040            5.120%            ACT/360         1,570,000.00         1,560,023.91        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   131          31061            5.120%            ACT/360         1,295,000.00         1,286,771.28        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   132          70601            5.120%            ACT/360         1,237,000.00         1,229,139.83        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   133          65202            5.150%            ACT/360         3,310,000.00         3,289,070.98        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   134          65203            5.150%            ACT/360         2,310,000.00         2,295,393.92        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   135          40505            5.150%            ACT/360         1,810,000.00         1,798,555.44        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   136          40601            5.150%            ACT/360         1,260,000.00         1,252,033.06        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   137          65202            5.150%            ACT/360         1,100,000.00         1,093,044.72        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   138          65109            5.150%            ACT/360         1,080,000.00         1,073,171.18        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   139          65201            5.150%            ACT/360           965,000.00           958,898.32        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   140          65803            5.150%            ACT/360           680,000.00           675,700.36        56          06/01/08
-----------------------------------------------------------------------------------------------------------------------------------

   141          33015            5.400%            ACT/360         6,400,000.00         6,380,421.63       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   142          34102            5.388%            ACT/360         6,200,000.00         6,193,069.52       119          09/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   143
                33407            5.060%            ACT/360         4,000,000.00         3,991,038.33        82          08/01/10
-----------------------------------------------------------------------------------------------------------------------------------

   144          75040            5.500%            ACT/360         3,500,000.00         3,485,645.64       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   145          89147            6.018%            ACT/360         3,100,000.00         3,087,593.44       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   146          76205            5.500%            ACT/360         2,200,000.00         2,190,977.25       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   147          66105            5.600%            ACT/360         2,130,000.00         2,116,101.17       117          07/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   148          75057            5.500%            ACT/360         2,000,000.00         1,991,797.51       116          06/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   149          30097            6.260%            ACT/360         6,850,000.00         6,822,373.66       118          08/01/13
-----------------------------------------------------------------------------------------------------------------------------------

   150          78205            5.700%            ACT/360         6,500,000.00         6,422,144.21        52          02/01/08
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    1,680,036,894.95
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------

               Various           4.975%            30/360         51,805,000.00        51,805,000.00       119          09/01/13
===================================================================================================================================


===============================================================================================================================
                                         Admini-       Primary
 Sequence    Due       Monthly          strative    Servicing Fee   Master Servicing      Ownership
  Number     Date      Payment          Fee Rate        Rate            Fee Rate           Interest                Crossed
===============================================================================================================================
    1         1st     102,836.29        0.04140%       0.02000%          0.0200%          Fee Simple           Yes(BACM 03-2-C)
-------------------------------------------------------------------------------------------------------------------------------

    2         1st      98,124.11        0.04140%       0.02000%          0.0200%          Fee Simple           Yes(BACM 03-2-C)
-------------------------------------------------------------------------------------------------------------------------------

    3         1st     200,486.46        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

    4         1st      80,661.35        0.04140%       0.02000%          0.0200%          Fee Simple           Yes(BACM 03-2-D)
-------------------------------------------------------------------------------------------------------------------------------

    5         1st      67,633.57        0.04140%       0.02000%          0.0200%          Fee Simple           Yes(BACM 03-2-D)
-------------------------------------------------------------------------------------------------------------------------------

    6         1st     136,245.22        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

    7         1st     143,264.51        0.06140%       0.04000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

    8         1st     134,718.50        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

    9         1st     110,138.45        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   10         1st     105,834.52        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   11         1st     117,029.10        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   12         1st      85,110.88        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   13         1st      81,280.89        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   14         1st      70,337.76        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   15         1st      62,033.52        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   16         1st      62,236.54        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   17         1st      61,705.39        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   18         1st      59,577.62        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   19         1st      59,364.84        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   20         1st      55,747.63        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   21         1st      52,714.64        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   22         1st      50,215.42        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   23         1st      48,099.59        0.08140%       0.06000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   24         1st      41,183.32        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   25         1st      39,440.81        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   26         1st      37,718.33        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   27         1st      35,245.38        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   28         1st      30,383.15        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   29         1st      28,767.04        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   30         1st      25,144.51        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   31         1st      26,158.78        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   32         1st      21,288.83        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   33         1st      19,872.62        0.10140%       0.08000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   34         1st      20,068.29        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   35         1st      11,137.98        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   36         1st      10,764.69        0.08140%       0.06000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   37         1st       8,893.33        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   38         1st     237,147.75        0.04140%       0.02000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   39         1st     181,983.04        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   40         1st     180,297.51        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   41         1st     156,723.56        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   42         1st      86,428.28        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   43         1st      97,521.21        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   44         1st      79,855.35        0.08140%       0.06000%          0.0200%           Leasehold                  No
-------------------------------------------------------------------------------------------------------------------------------

   45         1st      70,210.21        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   46         1st      67,201.46        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   47         1st      51,667.11        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   48         1st      50,036.51        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   49         1st      46,490.56        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   50         1st      49,749.95        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   51         1st      50,350.91        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   52         1st      38,524.37        0.06140%       0.04000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   53         1st      34,290.66        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   54         1st      32,266.33        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   55         1st      34,149.30        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   56         1st      28,389.45        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   57         1st      31,697.49        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   58         1st      27,795.77        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   59         1st     Interest Only     0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   60         1st      26,987.71        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   61         1st      25,788.01        0.12140%       0.10000%          0.0200%      Fee Simple / Leasehold          No
-------------------------------------------------------------------------------------------------------------------------------

   62         1st      27,061.43        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   63         1st      25,196.90        0.12140%       0.10000%          0.0200%      Fee Simple / Leasehold          No
-------------------------------------------------------------------------------------------------------------------------------

   64         1st      24,911.73        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   65         1st      23,614.86        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   66         1st      29,137.63        0.08140%       0.06000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   67         1st      23,156.74        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   68         1st     Interest Only     0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   69         1st      21,934.96        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   70         1st      19,549.69        0.12140%       0.10000%          0.0200%      Fee Simple / Leasehold          No
-------------------------------------------------------------------------------------------------------------------------------

   71         1st      20,760.51        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   72         1st      25,882.03        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   73         1st      20,218.58        0.11140%       0.09000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   74         1st      23,413.58        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   75         1st      18,602.21        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   76         1st      18,010.50        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   77         1st      20,501.30        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   78         1st      17,747.42        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   79         1st      16,268.96        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   80         1st      15,700.79        0.09140%       0.07000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   81         1st      15,415.72        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   82         1st      15,754.86        0.06140%       0.04000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   83         1st      19,245.26        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   84         1st      11,256.10        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   85         1st      14,087.20        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   86         1st       9,301.11        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   87         1st       6,820.81        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

  88.1
-------------------------------------------------------------------------------------------------------------------------------

  88.2
-------------------------------------------------------------------------------------------------------------------------------

  88.3
-------------------------------------------------------------------------------------------------------------------------------

   88         1st     Interest Only     0.03390%       0.01250%          0.0200%      Fee Simple / Leasehold          No
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

   89         1st     570,716.77        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   90         1st     216,475.62        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   91         1st     206,380.14        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   92         1st     171,156.01        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   93         1st     161,046.49        0.12140%       0.10000%          0.0200%      Fee Simple / Leasehold          No
-------------------------------------------------------------------------------------------------------------------------------

   94         1st     148,603.48        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   95         1st     157,351.88        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   96         1st     129,544.51        0.12140%       0.10000%          0.0200%           Leasehold                  No
-------------------------------------------------------------------------------------------------------------------------------

   97         1st     110,663.61        0.12140%       0.10000%          0.0200%           Leasehold                  No
-------------------------------------------------------------------------------------------------------------------------------

   98         1st     100,658.11        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   99         1st      96,014.28        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   100        1st      85,079.19        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   101        1st      76,752.07        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   102        1st      76,161.84        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   103        1st      43,799.40        0.08140%       0.06000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   104        1st      34,438.62        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   105        1st      31,747.97        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   106        1st      29,529.87        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   107        1st      18,259.37        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   108        1st      18,154.86        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   109        1st      15,998.41        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   110        1st      13,575.98        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   111        1st     263,471.52        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   112        1st     147,733.22        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   113        1st     132,042.59        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   114        1st      93,168.22        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   115        1st      42,786.73        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   116        1st      21,920.12        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   117        1st     216,176.85        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   118        1st      93,645.96        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   119        1st      78,701.72        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   120        1st      59,127.04        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   121        1st      24,000.09        0.06140%       0.04000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   122        1st      15,008.13        0.08140%       0.06000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   123        1st      14,966.52        0.06140%       0.04000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   124        1st      14,434.06        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   125        1st      11,531.33        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   126        1st      10,807.44        0.10140%       0.08000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   127        1st      25,515.83        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-B)
-------------------------------------------------------------------------------------------------------------------------------

   128        1st      16,269.08        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-B)
-------------------------------------------------------------------------------------------------------------------------------

   129        1st      10,767.17        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-B)
-------------------------------------------------------------------------------------------------------------------------------

   130        1st       9,288.16        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-B)
-------------------------------------------------------------------------------------------------------------------------------

   131        1st       7,661.26        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-B)
-------------------------------------------------------------------------------------------------------------------------------

   132        1st       7,318.13        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-B)
-------------------------------------------------------------------------------------------------------------------------------

   133        1st      19,640.30        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-A)
-------------------------------------------------------------------------------------------------------------------------------

   134        1st      13,706.68        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-A)
-------------------------------------------------------------------------------------------------------------------------------

   135        1st      10,739.86        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-A)
-------------------------------------------------------------------------------------------------------------------------------

   136        1st       7,476.37        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-A)
-------------------------------------------------------------------------------------------------------------------------------

   137        1st       6,526.99        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-A)
-------------------------------------------------------------------------------------------------------------------------------

   138        1st       6,408.32        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-A)
-------------------------------------------------------------------------------------------------------------------------------

   139        1st       5,725.95        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-A)
-------------------------------------------------------------------------------------------------------------------------------

   140        1st       4,034.87        0.12140%       0.10000%          0.0200%          Fee Simple           Yes(BACM 03-2-A)
-------------------------------------------------------------------------------------------------------------------------------

   141        1st      35,937.97        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   142        1st      34,768.48        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   143        1st      21,619.78        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   144        1st      19,872.62        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   145        1st      20,007.47        0.11140%       0.09000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   146        1st      12,491.36        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   147        1st      14,772.56        0.07140%       0.05000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   148        1st      11,355.78        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   149        1st      50,108.52        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

   150        1st      40,695.75        0.12140%       0.10000%          0.0200%          Fee Simple                  No
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Fee Simple /
              1st   Interest Only       0.02140%       0.00000%          0.0200%          Leasehold                   No
===============================================================================================================================


==================================================================
                   Original
 Sequence        Amortization     ARD       Grace      Loan
  Number           (months)       Loan     Period      Group
==================================================================
    1                360           No        10          2
------------------------------------------------------------------

    2                360           No        10          2
------------------------------------------------------------------

    3                360           No         0          2
------------------------------------------------------------------

    4                360           No        10          2
------------------------------------------------------------------

    5                360           No        10          2
------------------------------------------------------------------

    6                360           No        10          2
------------------------------------------------------------------

    7                360           No        10          2
------------------------------------------------------------------

    8                360           No        10          2
------------------------------------------------------------------

    9                360           No        10          2
------------------------------------------------------------------

   10                336           No        10          2
------------------------------------------------------------------

   11                318           No        10          2
------------------------------------------------------------------

   12                360           No        10          2
------------------------------------------------------------------

   13                360           No        10          2
------------------------------------------------------------------

   14                360           No        10          2
------------------------------------------------------------------

   15                360           No        10          2
------------------------------------------------------------------

   16                360           No        10          2
------------------------------------------------------------------

   17                360           No        10          2
------------------------------------------------------------------

   18                360           No        10          2
------------------------------------------------------------------

   19                360           No        10          2
------------------------------------------------------------------

   20                360           No        10          2
------------------------------------------------------------------

   21                360           No        10          2
------------------------------------------------------------------

   22                360           No        10          2
------------------------------------------------------------------

   23                360           No         5          2
------------------------------------------------------------------

   24                360           No        10          2
------------------------------------------------------------------

   25                360           No        10          2
------------------------------------------------------------------

   26                360           No        10          2
------------------------------------------------------------------

   27                321           No        10          2
------------------------------------------------------------------

   28                360           No         5          2
------------------------------------------------------------------

   29                360           No        10          2
------------------------------------------------------------------

   30                360           No        10          2
------------------------------------------------------------------

   31                309           No        10          2
------------------------------------------------------------------

   32                360           No        10          2
------------------------------------------------------------------

   33                360           No        10          2
------------------------------------------------------------------

   34                300           No        10          2
------------------------------------------------------------------

   35                360           No        10          2
------------------------------------------------------------------

   36                360           No         5          2
------------------------------------------------------------------

   37                360           No         5          2
------------------------------------------------------------------

   38                360           No        10          1
------------------------------------------------------------------

   39                360           No         0          1
------------------------------------------------------------------

   40                348           No        10          1
------------------------------------------------------------------

   41                360           No         0          1
------------------------------------------------------------------

   42                360           No        10          1
------------------------------------------------------------------

   43                360           No        10          1
------------------------------------------------------------------

   44                360           No         5          1
------------------------------------------------------------------

   45                360           No        10          1
------------------------------------------------------------------

   46                360           No        10          1
------------------------------------------------------------------

   47                360           No        10          1
------------------------------------------------------------------

   48                360           No        10          1
------------------------------------------------------------------

   49                360           No         5          1
------------------------------------------------------------------

   50                360           No        10          1
------------------------------------------------------------------

   51                300           No        10          1
------------------------------------------------------------------

   52                360           No         5          1
------------------------------------------------------------------

   53                360           No        10          1
------------------------------------------------------------------

   54                360           No        10          1
------------------------------------------------------------------

   55                300           No        10          1
------------------------------------------------------------------

   56                360           No        10          1
------------------------------------------------------------------

   57                300           No        10          1
------------------------------------------------------------------

   58                360           No        10          1
------------------------------------------------------------------

   59                 0            No        10          1
------------------------------------------------------------------

   60                360           No        15          1
------------------------------------------------------------------

   61                360           No        10          1
------------------------------------------------------------------

   62                300           Yes        0          1
------------------------------------------------------------------

   63                360           No        10          1
------------------------------------------------------------------

   64                360           No        10          1
------------------------------------------------------------------

   65                360           No        10          1
------------------------------------------------------------------

   66                240           No        10          1
------------------------------------------------------------------

   67                360           Yes        0          1
------------------------------------------------------------------

   68                 0            No        10          1
------------------------------------------------------------------

   69                360           No        10          1
------------------------------------------------------------------

   70                360           No        10          1
------------------------------------------------------------------

   71                300           No        10          1
------------------------------------------------------------------

   72                192           No        10          1
------------------------------------------------------------------

   73                300           No         5          1
------------------------------------------------------------------

   74                360           No         5          1
------------------------------------------------------------------

   75                300           No         5          1
------------------------------------------------------------------

   76                360           No        10          1
------------------------------------------------------------------

   77                240           No        10          1
------------------------------------------------------------------

   78                360           No        10          1
------------------------------------------------------------------

   79                360           No        10          1
------------------------------------------------------------------

   80                360           No        10          1
------------------------------------------------------------------

   81                360           No        10          1
------------------------------------------------------------------

   82                300           No         5          1
------------------------------------------------------------------

   83                180           No         5          1
------------------------------------------------------------------

   84                360           No        10          1
------------------------------------------------------------------

   85                240           No         5          1
------------------------------------------------------------------

   86                300           No         5          1
------------------------------------------------------------------

   87                300           No         5          1
------------------------------------------------------------------

------------------------------------------------------------------

  88.1                                                   1
------------------------------------------------------------------

  88.2                                                   1
------------------------------------------------------------------

  88.3                                                   1
------------------------------------------------------------------

   88                 0            No         0          1
------------------------------------------------------------------


------------------------------------------------------------------

   89                360           No         5          1
------------------------------------------------------------------

   90                360           No        10          1
------------------------------------------------------------------

   91                360           No        10          1
------------------------------------------------------------------

   92                360           No        10          1
------------------------------------------------------------------

   93                360           No        10          1
------------------------------------------------------------------

   94                360           No         0          1
------------------------------------------------------------------

   95                360           No        10          1
------------------------------------------------------------------

   96                300           Yes       10          1
------------------------------------------------------------------

   97                264           No        10          1
------------------------------------------------------------------

   98                240           No        10          1
------------------------------------------------------------------

   99                240           No        10          1
------------------------------------------------------------------

   100               360           No        10          1
------------------------------------------------------------------

   101               360           No         3          1
------------------------------------------------------------------

   102               360           No         0          1
------------------------------------------------------------------

   103               360           No        10          1
------------------------------------------------------------------

   104               360           No        10          1
------------------------------------------------------------------

   105               360           No        10          1
------------------------------------------------------------------

   106               360           No        10          1
------------------------------------------------------------------

   107               360           No         5          1
------------------------------------------------------------------

   108               300           No         5          1
------------------------------------------------------------------

   109               360           No        10          1
------------------------------------------------------------------

   110               360           No         5          1
------------------------------------------------------------------

   111               276           No         5          1
------------------------------------------------------------------

   112               360           No         5          1
------------------------------------------------------------------

   113               360           Yes       10          1
------------------------------------------------------------------

   114               360           No        10          1
------------------------------------------------------------------

   115               300           No        10          1
------------------------------------------------------------------

   116               300           No         5          1
------------------------------------------------------------------

   117               360           No        10          2
------------------------------------------------------------------

   118               360           No        10          1
------------------------------------------------------------------

   119               360           No        10          1
------------------------------------------------------------------

   120               360           No        10          2
------------------------------------------------------------------

   121               360           No         5          2
------------------------------------------------------------------

   122               360           No         5          1
------------------------------------------------------------------

   123               360           No         5          1
------------------------------------------------------------------

   124               360           No         5          1
------------------------------------------------------------------

   125               360           No         5          2
------------------------------------------------------------------

   126               360           No         5          1
------------------------------------------------------------------

   127               300           No        10          1
------------------------------------------------------------------

   128               300           No        10          1
------------------------------------------------------------------

   129               300           No        10          1
------------------------------------------------------------------

   130               300           No        10          1
------------------------------------------------------------------

   131               300           No        10          1
------------------------------------------------------------------

   132               300           No        10          1
------------------------------------------------------------------

   133               300           No        10          1
------------------------------------------------------------------

   134               300           No        10          1
------------------------------------------------------------------

   135               300           No        10          1
------------------------------------------------------------------

   136               300           No        10          1
------------------------------------------------------------------

   137               300           No        10          1
------------------------------------------------------------------

   138               300           No        10          1
------------------------------------------------------------------

   139               300           No        10          1
------------------------------------------------------------------

   140               300           No        10          1
------------------------------------------------------------------

   141               360           No        10          1
------------------------------------------------------------------

   142               360           No         5          1
------------------------------------------------------------------

   143
                     360           No        10          1
------------------------------------------------------------------

   144               360           No        10          1
------------------------------------------------------------------

   145               300           No         5          1
------------------------------------------------------------------

   146               360           No        10          1
------------------------------------------------------------------

   147               240           No         5          1
------------------------------------------------------------------

   148               360           No        10          1
------------------------------------------------------------------

   149               240           No        10          1
------------------------------------------------------------------

   150               300           No        10          1
------------------------------------------------------------------

------------------------------------------------------------------

==================================================================



------------------------------------------------------------------

                      0            No         0
==================================================================

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

        Representations and Warranties with respect to the Mortgage Loans

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in October 2003.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all missing information (including, without limitation, the names of assignees and endorsees and missing recording information) in all instruments of transfer or assignment and endorsements, and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in October 2003, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in October 2003.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least six (6) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than six months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 10th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment..

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein except that for and A/B Mortgage Loan, the related Companion Loan is secured by the related Mortgage. To the Seller's knowledge and except for cases involving A/B Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan, the related Companion Loan is secured by the related Mortgage.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements or (b) the payment of a release price and prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II.

            34. Due-on-Sale. Subject to exceptions set forth in the related Mortgage, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

      (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

      (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            41. Servicing Rights. Except as otherwise contemplated in this Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller is legal, proper and prudent in all material respects.

            47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter that the related appraisal satisfies such requirements, or
(B) the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

                                                                     BACM 2003-2

          SCHEDULE IIA TO THE MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                BETWEEN BANC OF AMERICA COMMERCIAL MORTGAGE INC.
                            AND BANK OF AMERICA, N.A.

                                REPRESENTATION 4
                             Lien; Valid Assignment.

Loan                                    Exception
------------------------------------    ----------------------------------------

6146 - Millcreek Shopping Center        The related loan is cross-defaulted with
                                        Rockford Shops and Shops at Limestone.
                                        An omnibus agreement was executed to
                                        document the cross-default since each of the borrowers are separate legal entities.

                                REPRESENTATION 7
                     Casualty; Condemnations; Encroachments.

Loan                                    Exception
------------------------------------    ----------------------------------------

57312 - Sterling Estates Mobile Home    Sixteen (16) of the eight hundred and
Park                                    six (806) trailer pads encroach on the
                                        five (5) foot setback of railroad-owned
                                        property, however such railroad-owned
                                        property is leased by the related
                                        borrower under a lease due expiring on
                                        March 31, 2004. The loan agreement
                                        requires borrower to notify mortgagee if the lease is terminated. Upon such termination, borrower shall be required to bring the property into compliance.

                                REPRESENTATION 10
                              Mortgage Provisions.

Loan                                    Exception
------------------------------------    ----------------------------------------

52708 - UDR Portfolio - Escalante       Pursuant to an opinion delivered by
Apartments I & II                       Fulbright & Jaworski, L.L.P. on August
                                        29, 2002, the borrower may not sell,
                                        transfer, assign or otherwise dispose of the property (including through foreclosure) unless certain consents are obtained, provided, however that such consents shall be given in the event that (x) pursuant to that certain regulatory agreement dated November 1,
                                        1984 (the "1984 Regulatory Agreement"),
                                        an opinion of counsel addressed to
                                        issuer and trustee has been received
                                        which opinion states that such transfer
                                        will not subject the bonds, the letter
                                        of credit, or surety bond referred to in the 1984 Regulatory Agreement to the registration requirements of applicable securities laws or require the indenture to qualify under the Trust Indenture Act of 1939, as amended (Fulbright &
                                        Jaworski, L.L.P. is of the opinion that
                                        such consent would be required to be
                                        given provided that such opinion is
                                        delivered and the transferee assumes the obligations of the developer set forth in the 1984 Regulatory Agreement) and
                                        (y) pursuant to that certain regulatory
                                        agreement dated March 9, 1982 (the "1982
                                        Regulatory Agreement"), evidence that
                                        the transferee assumes the obligations
                                        of the owner set forth in the 1982
                                        Regulatory Agreement has been received.

                                REPRESENTATION 12
                            Environmental Conditions.

Loan                                    Exception
------------------------------------    ----------------------------------------

56469 - Mountain Meadows Plaza          In lieu of a Phase I, the mortgagee
                                        received a secured creditors insurance
                                        policy.

57365 - Hines-Sumitomo Life             The borrower is obligated to remedy the
Portfolio                               following within 180 days of the closing
                                        date:

                                        (a) 425 Lexington Avenue: (i) Emergency
                                        Generators. The borrower shall cause the correction of the registrations for the two (2) above ground storage tanks ("ASTs") that fuel the emergency generators at the property, as required under applicable law. (ii) Chemical Storage Areas. In order to store chemicals at the property, the borrower shall cause a certified environmental engineer to install secondary containment devises and flammable material cabinets in the portion of the property where the ASTs that fuel the energy generators are located.

                                        (b) 499 Park Avenue: (i) Emergency
                                        Generator. The borrower shall renew the
                                        existing air permit for the emergency
                                        generator at the property, as required
                                        under applicable law. (ii) Chemical
                                        Storage Area. In order to store
                                        chemicals at the property, Borrower
                                        shall cause a certified environmental
                                        engineer to install secondary
                                        containment devises and flammable
                                        material cabinets in the portion of the
                                        property where the ASTs that fuel the
                                        energy generators are located.

                                        (c) 1200 Nineteenth Street: The borrower shall hire a qualified consultant to perform the lead-based paint remediation as recommended in the environmental report prepared by ECS Ltd, and deliver to the lender a copy of the completed report.

                                REPRESENTATION 13
                              Loan Document Status.

Loan                                    Exception
------------------------------------    ----------------------------------------

52708 - UDR Portfolio - Escalante       Pursuant to an opinion delivered by
Apartments I & II                       Fulbright & Jaworski, L.L.P. on August
                                        29, 2002, the borrower may not sell,
                                        transfer, assign or otherwise dispose of the property (including through foreclosure) unless certain consents are obtained, provided, however that such consents shall be given in the event that (x) pursuant to that certain regulatory agreement dated November 1,
                                        1984 (the "1984 Regulatory Agreement"),
                                        an opinion of counsel addressed to
                                        issuer and trustee has been received
                                        which opinion states that such transfer
                                        will not subject the bonds, the letter
                                        of credit, or surety bond referred to in the 1984 Regulatory Agreement to the registration requirements of applicable securities laws or require the indenture to qualify under the Trust Indenture Act of 1939, as amended (Fulbright &
                                        Jaworski, L.L.P. is of the opinion that
                                        such consent would be required to be
                                        given provided that such opinion is
                                        delivered and the transferee assumes the obligations of the developer set forth in the 1984 Regulatory Agreement) and
                                        (y) pursuant to that certain regulatory
                                        agreement dated March 9, 1982 (the "1982
                                        Regulatory Agreement"), evidence that
                                        the transferee assumes the obligations
                                        of the owner set forth in the 1982
                                        Regulatory Agreement has been received.

                              REPRESENTATION 14
                                  Insurance.

Loan                                    Exception
------------------------------------    ----------------------------------------

53631 - Hawthorne Suites                The related loan documents require that
                                        the property is the subject of a
                                        business interruption or rent loss
                                        insurance policy providing coverage for
                                        a period acceptable to mortgagee in its
                                        reasonable discretion.

                                        The related loan documents require that
                                        in the event that the property is the
                                        subject of flood insurance, such
                                        insurance will be in an amount
                                        reasonably acceptable to mortgagee.

57390 - Northbrook Office Court         The related loan documents do not
                                        require collections for standard
                                        insurance because the condominium
                                        association pays for casualty insurance
                                        for the entire property.

56989 - Sam's Club - Corona             This is a single tenant transaction
                                        under a single lease (the "Lease"). So
                                        long as (a) the Lease is in full force
                                        and effect, (b) the lessee is paying
                                        rent in accordance with the provisions
                                        of the Lease, and (c) no event of
                                        default has occurred and is continuing,
                                        the borrower has no obligation to
                                        commence, or cause to commence, any
                                        restoration of the property upon any
                                        casualty or condemnation unless the
                                        lessee is obligated to perform such
                                        restoration pursuant to the Lease and/or the reciprocal easement agreement covering the property (the "REA"). Upon the occurrence of any casualty, the lessee may elect, subject to the REA, to either (i) restore or rebuild the improvements as such lessee may desire or (ii) demolish the site. In either event, the mortgagee shall make insurance proceeds relating to the improvements (other than the business interruption proceeds from the insurance required to be maintained by borrower) available to the lessee for such purposes. If all of the conditions set forth in (a) through (c) above are satisfied, any remaining insurance proceeds relating to the improvements
                                        (other than the business interruption
                                        proceeds from the insurance required to
                                        be maintained by borrower) not required
                                        by the lessee for restoration shall be
                                        retained by the lessee for its own
                                        account. If the Lease is terminated upon the occurrence of any casualty, the proceeds shall be applied to the repair or restoration of the property. The borrower has no obligation to commence, or cause to commence, any restoration of the property upon any condemnation if the lessee is not obligated to perform such restoration pursuant to the Lease or the REA if the conditions set forth in (a) through (c) above are satisfied.
                                        Upon any condemnation, the lessee is not required to restore the improvements.
                                        The mortgagee shall only have rights to
                                        any award relating to any improvements
                                        to the extent of the borrower's rights
                                        to such award (if any) under the Lease
                                        and REA. Any portion of the award
                                        related solely to the interest of the
                                        lessee is not governed by the loan
                                        documents. If the Lease is terminated,
                                        the borrower shall maintain or cause to
                                        be maintained all insurance coverages
                                        required by the Loan Agreement;
                                        provided, however, if it is a
                                        requirement by all insurance companies
                                        that a tenant be in physical occupancy
                                        of space at the property and paying rent before the borrower can obtain business interruption insurance, and such requirement cannot be met through borrower's diligent efforts, then until such requirement is met, or until business interruption insurance is otherwise available, the borrower shall not be required to maintain business interruption insurance.

                                REPRESENTATION 15
                             Taxes and Assessments.

Loan                                    Exception
------------------------------------    ----------------------------------------

57327 - The Colonnade Office            As of April 30, 2003, the borrower owed
Building                                condominium assessments in an amount
                                        equal to $174,636.96. No evidence has
                                        been provided that such assessments have been paid, however, the title policy insures the mortgagee against loss or damage resulting from any charges or assessments provided for in the condominium statutes and documents which were due and unpaid on the date of the title policy.

                                REPRESENTATION 17
                              Local Law Compliance.

Loan                                    Exception
------------------------------------    ----------------------------------------

57127 - Forum II at Olympia Parkway     The Planning & Zoning Resource
                                        Corporation report states that the
                                        property is missing certificates of
                                        occupancy for Demo Greek. This was
                                        required in a post closing agreement.

57126 - Forum I at Olympia Parkway      The Planning & Zoning Resource
                                        Corporation report states that the
                                        property is missing a certificate of
                                        occupancy for Party City was required in a post closing agreement.

57249 - StorageMart Facility #112       The Planning & Zoning Resource
                                        Corporation report states that it could
                                        not be ascertained if the required forty
                                        (40) parking spaces were striped because the parking area was not marked on the survey due to the fact that the parking area is a gravel lot; however the survey showed sufficient area to provide the required parking spaces.

                                REPRESENTATION 18
                             Leasehold Estate Only.

Loan                                    Exception
------------------------------------    ----------------------------------------

56959 - Walgreens - Memphis (Summer     The borrower's interest in the ground
& Perkins)                              lease is not assignable without the
                                        consent of the lessor. The trustee must
                                        notify the related ground lessor.

                                REPRESENTATION 26
                              Licenses and Permits.

Loan                                    Exception
------------------------------------    ----------------------------------------

57127 - Forum II at Olympia Parkway     The Planning & Zoning Resource
                                        Corporation report states that the
                                        property is missing certificates of
                                        occupancy for Demo Greek. This was
                                        required in a post closing agreement. No evidence of such compliance was provided for review.

57126 - Forum I at Olympia Parkway      The Planning & Zoning Resource
                                        Corporation report states that the
                                        property is missing a certificate of
                                        occupancy for Party City. The borrower
                                        was required to deliver such certificate of occupancy pursuant to a post-closing agreement. No evidence of such compliance was provided for review.

57365 - Hines-Sumitomo Life             The borrower shall (i) hire an expeditor
Portfolio                               and (ii) use its best efforts within 270
                                        days of the closing date to obtain an
                                        amended certificate of occupancy for
                                        certain cellar space in the property
                                        located at 499 Park Avenue, New York,
                                        New York.

                                REPRESENTATION 28
                        Releases of Mortgaged Properties.

Loan                                    Exception
------------------------------------    ----------------------------------------

57277 - McGraw Hill                     The loan agreement permits the release
                                        of an outparcel upon the satisfaction of certain other legal and underwriting requirements. The appraisal conducted with the origination of the Mortgage
                                        Loan noted that the severance of the
                                        outparcel would not diminish the
                                        marketability or the market value

57439 - Trinity Centre IV               The loan agreement permits the release
                                        of an outparcel upon the satisfaction of certain other legal and underwriting requirements. The appraisal conducted with the origination of the Mortgage
                                        Loan noted that the severance of the
                                        outparcel would not diminish value.

57327 - The Colonnade Office            The loan agreement permits the release
Building                                of a portion of the property which
                                        consists of approximately 9,500 square
                                        feet upon the payment of a release price set forth in the promissory note and the satisfaction of certain other legal and underwriting requirements.

57365 - Hines-Sumitomo Life             The loan agreement permits the release
Portfolio                               of one of the three properties securing
                                        the related mortgage loan upon the
                                        payment of a release price set forth in
                                        the loan agreement and the satisfaction
                                        of certain other legal and underwriting
                                        requirements more fully set forth
                                        therein.

                                        Additionally, the loan agreement permits the release of one of the three properties securing the related mortgage loan and the substitution of no more than three times during the loan term of a new property upon the payment in full of the related mezzanine loan and the satisfaction of certain other legal and underwriting requirements more fully set forth in the loan agreement.

                                REPRESENTATION 44
                       Fee Simple or Leasehold Interests.

Loan                                    Exception
------------------------------------    ----------------------------------------

57390 - Northbrook Office Court         The interest of the borrower in the
                                        property is a fee simple interest in a
                                        commercial unit of the condominium.

57327 - The Colonnade Office            The interest of the borrower in the
Building                                property is a fee simple interest in a
                                        commercial unit of the condominium.

 SCHEDULE IIB TO THE MORTGAGE LOAN PURCHASE AND SALE AGREEMENT BETWEEN BANC OF AMERICA COMMERCIAL MORTGAGE INC. AND BANK OF AMERICA, N.A.

                      EXCEPTIONS FOR BRIDGER MORTGAGE LOANS

Exception 12 - Environmental Conditions:

      With respect to the Mountain Meadows Plaza Mortgage Loan, an environmental insurance policy was obtained in lieu of an environmental site assessment.

Exception 14 - Insurance:

      With respect to the Golden Ring Centre Mortgage Loan, the tenants of the Mortgaged Property maintain the required insurance. Only one of the three tenants maintains business interruption insurance, but the other tenants are required to continue paying rent in the event of a casualty.

Exception 18 - Leasehold Estate Only:

      The following exceptions apply with respect to the Merchants Walk Mortgage
Loan:

            With respect to 18(c), the Ground Lease may be assigned without the consent of the lessor provided that (a) at the time of the assignment, no Event of Default exists under the Ground Lease or any event which upon the lapse of time or following notice thereunder would constitute an Event of Default under the Ground Lease, and (b) the assignee (i) delivers to the lessor financial data and a certification confirming that such assignee has a net worth equal to at least two times the annual estimated rental due under the Ground Lease, and (ii) assumes the obligations under the Ground Lease.

            With respect to 18(k), although the Ground Lease does not prohibit modification or amendment of the Ground Lease without the mortgagee's consent, pursuant to the related Mortgage Loan documents, (a) a modification of the Ground Lease without the mortgagee's prior written consent is an event of default under the Mortgage Loan documents and a recourse carve-out triggering event under the related limited guaranty,
      (b) the mortgagee, as the borrower's attorney in fact, has the sole right to approve and execute any modification of the Ground Lease, and (c) the borrower is required to maintain an independent director whose affirmative vote is required prior to any modification of the Ground Lease and, pursuant to the borrower's operating agreement, such independent director is, to the fullest extent permitted by law, to consider only the interests of the borrower, including its respective creditors, in acting or otherwise voting on matters for the borrowing entity. Additionally, the Ground Lease provides that any modification of the Ground Lease must be in writing and also that the lessor will give the mortgagee a copy of any notice or other communication from lessor to the borrower.

Exception 23 - Other Mortgage Liens:

      With respect to each of the Millcreek Shopping Center, Shops at Limestone and Rockford Shops Mortgage Loans, the related Borrower is permitted to further encumber the related Mortgaged Property with a second lien securing subordinate debt provided certain conditions specified in the related loan documents are satisfied, including obtaining the lender's prior approval, satisfaction of specified loan to value and debt service coverage ratios, and the execution of a satisfactory subordination agreement.

Exception 28 - Releases of Mortgaged Properties:

      With respect to the Heritage Tops - Madison Mortgage Loan, pursuant to the terms of its lease, a tenant of the related Mortgaged Property has the option to construct a fuel facility on an area of the related Mortgaged Property mutually agreeable to such tenant and the related Borrower. Pursuant to the related Mortgage Loan documents, the related Borrower shall obtain the lender's written approval before permitting such construction. The Lender may, in its sole discretion, permit the construction of the fuel facility provided certain conditions specified in the related Mortgage Loan documents are satisfied, including, at the lender's option, the release from the lien of the related Mortgage of that portion of the related Mortgage Property upon which the fuel facility is to be constructed.

Exception 41 - Servicing Rights:

      Servicing rights have been granted as follows:

                    Loan                                     Servicer
      --------------------------------                   -----------------
      Building 9 - Crossroads                                Capstone
      Country Aire Plaza                                     Capstone
      Golden Ring Centre                                     Capstone
      Heritage Tops-Madison                                  Capstone
      Millcreek SC-DE Portfolio                              Capstone
      Mitchells Park Apartments                              Capstone
      Mountain Meadows Plaza                                 Capstone
      Northbrook Office Court                                Capstone
      Rockford Shops-DE Portfolio                            Capstone
      Shops at Limestone-DE Portfolio                        Capstone
      Snap On Tools Building                                 Capstone
      Kirkland Square Apts.                                  Capstone
      Union Avenue Apartments                                Capstone
      Olde Naples Self Storage                               Capstone
      Merchants Walk                                         Capstone
      Fifth Ave. Office                                      Capstone
      Ashbury Ridge MHC                                     Collateral
      Fort Apache Self Storage                              Collateral
      Harbor Place Professional Center                      Collateral
      Meadows MHC                                           Collateral
      Memorial Plaza                                        Collateral
      Shamrock Self Storage                                 Collateral
      Victoria Village MHC                                  Collateral
      Winn Dixie Jacksonville                               Collateral
      Palm Gardens MHC                                      Collateral
      Desert Tree Apartments                                Collateral
      Rustic Pines MHC                                      Collateral
      Buckhead Farm MHC                                     Collateral
      Palm Court Apartments                              Financial Federal
      Cedar Creek Apartments                                 Laureate